PEDEVCO

PEDEVCO

NYSE American: PED



Investor Presentation
Winter 2024

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar expressions. It is important to note that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statement include: the preliminary nature of well data, including permeability and gas content, and commercial viability of the wells; risk and uncertainties associated with exploration, development and production of oil and gas; drilling and production risks; limited and potentially inadequate cash resources; matters affecting the oil and gas industry generally; lack of oil and gas field goods and services; environmental risks; changes in laws or regulations affecting our operations; the future price of oil and natural gas; any delay or inability to obtain necessary approvals or consents from third parties; our ability to maintain our listing on the NYSE American; the effect of global pandemics, political conditions, and military actions on our operations, liquidity and financing conditions; as well as other risks described in PEDEVCO Corp.'s public filings with the U.S. Securities and Exchange Commission (the "SEC"). We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

Definition of Technical Terms: Certain technical terms used in this presentation associated with descriptions of the potential for oil and gas properties are not consistent with "Proved Reserves" as defined by the SEC.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance.

In this document, we may rely on and refer to information regarding our properties which we obtained from market research reports, third parties and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

Note to Investors: This presentation may contain information about adjacent properties on which we have no right to explore or develop. Investors are cautioned that petroleum deposits on adjacent properties are not necessarily indicative of such deposits on our properties. This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted.

Investment Highlights

Strong Balance Sheet, Financial Flexibility and Excellent Liquidity	▪ NYSE American: PED ▪ Recent transactions have bolstered positions in high return areas (DJ Basin acquisitions in Wyoming) and reduced exposure to high-cost vertical assets (Milnesand/Sawyer disposition in New Mexico) ▪ Pristine balance sheet, ~$65MM market capitalization, zero debt, ~$17MM cash reserve ▪ Optimal vehicle for industry consolidation. Publicly traded stock currency can be used in transactions
Strategy & Focus	▪ Growth through development of current assets, additional acquisitions, and M&A ▪ D-J Basin strategy is to partner with experienced operators and participate in projects that meet our internal economic hurdle rates while positioning development of our operated assets beginning in 2024 ▪ Permian strategy is to become the premier operator focused on the development of conventional assets using unconventional technologies
Low-Risk Inventory of Growth Opportunities	▪ D-J Basin - ~19,000 net acres with ~14,200 net acres HBP. 150+ gross high quality drilling locations. Wattenberg Extension has been proved up with great success in the past 3 years to include all PED acreage and acquired ~4,800 net acres in Wyoming Codell Play ▪ Permian - ~22,400 net acres with ~19,100 acres HBP. 100+ gross high quality drilling locations. Existing infrastructure that can be leveraged for full-scale development (electricity grid in place, owned & operated saltwater disposal (SWD) system, access roads)
Legacy Fields with Shallow Decline and Substantial OOIP	▪ D-J Basin Operated and Non-operated - Large inventory of high rate of return multi-well pad drilling projects ideal for building scale ▪ Permian Operated – Potential to unlock significant value from the Chaveroo field which has an estimated original oil in place (OOIP) of over 700 million barrels with less than 5% recovered to date. Largely contiguous, long-lived San Andres oil field with substantial vertical control and underdeveloped, as modern D&C technologies and techniques were not applied until PEDEVCO acquired the field

Meaningful Proved Reserve Profile

- Highly oil weighted reserves drive value creation
  - 67% oil (81% liquids)
  - $232 million PV-10 (at $78.22 oil price)
- Grow reserves and production through operated and non-operated development in DJ Basin and low-risk San Andres infill drilling development program

Year End 2023 Reserves (SEC Pricing) [1]					
Reserve Categories	Oil (MBbls)	Gas (MMcf)	NGL (MBbls)	Total (MBoe)	PV-10 [2] ($M)
Proved Developed	2,571	4,227	399	3,675	$82,688
Proved Undeveloped	8,787	15,659	1,976	13,372	$148,991
Total Proved Reserves	11,358	19,886	2,375	17,047	$231,679

Proved Reserves by Commodity (MBOE)


NGL
14%
Gas
19%
Oil
67%

2023YE

Proved PV-10 by Basin ($M)


Permian
29%
DJ
71%

2023YE

Proved Reserves (MBOE)


14,700
16,137
17,047
2021YE
2022YE
2023YE

(1) Reserves prepared by Cawley, Gillespie & Associates, Inc.
(2) Year end 2023 SEC Pricing – Oil $78.22/bbl, Gas $2.64/MMBtu

PEDEVCO

2023 A&D Highlights

- Entered a new focus area with our expansion into the Wyoming Codell Play of the D-J Basin
  - Acquired over 4,800 net leasehold acres in the play offsetting several successful operators' positions
- Organically grew our Colorado D-J Basin acreage position from ~12,300 net acres to 14,200 net acres
- Entered into a definitive participation agreement with Evolution Petroleum (NYSE American: EPM) to jointly develop our Chaveroo oilfield in the Permian Basin
  - Agreement covers ~16,000 acres, Evolution farms-in for a 50% working interest while paying for acreage yearly on a "Block-by-Block" basis. PEDEVCO to remain as operator
  - Significantly expediates our ability to develop the Chaveroo field while deploying increased capital to our D-J Basin properties
  - First 3 wells of the program were drilled and completed in Q4 2023 and will be online during Q1 2024
- Divested non-core Permian vertical assets
  - Sold our non-core Milnesand and Sawyer fields to a 3rd party private company in November 2023
  - Significantly reduces our Permian Basin lease operating expense (LOE) per barrel of oil produced (LOE/BOE) as these two fields had minimal production with high operating cost
  - Permian operating expenses are forecasted to decrease by ~22% while production sold accounts for only ~5% of our Permian production
  - Significantly reduced plugging and abandonment liabilities by over $3.2 million

2023 Operational Highlights

- **Participated in 14 non-operated wells in the DJ Basin in late 2022 that made significant production impact in Q1 and Q2 2023**
  - Barracuda Unit (6 wells), 35.8% working interest
  - Ross Unit (8 wells), 4.7% working interest
- **Participated in 13 non-operated wells in the Colorado D-J Basin in Q4 2023**
  - 7 wells drilled in the Eider Unit with an ~18% working interest, completion Q4 2023, expected production impact Q1 2024
  - 6 wells drilled in the Mottled Unit with and ~5% working interest, expected completion Q1 2024, expected production impact Q1 – Q2 2024
- **Progressed permitting effort on operated Colorado D-J Basin asset**
  - Currently awaiting final approval of our oil and gas development plan (ODGP) that will allow for drilling and completion of 10 operated locations in 2 separate drilling units
- **Drilled 3 horizontal San Andres wells in our Permian asset**
  - First 3 wells of our participation agreement with Evolution Petroleum
  - Drilled and completed in Q4 2023, first production expected Q1 2024
- **Increased average barrel of oil equivalent per day (BOED) production from 1,040 BOED for the first 9 months of 2022 to 1,488 for the first 9 months of 2023**
  - 43% year over year production growth

Industry Consolidation

E&P Sector Consolidation – PED's Role

- **Challenges facing small E&P companies**
  - Volatile oil and gas prices from 2014 until 2021 significantly impaired the ability for small operators to be consistently profitable (asset level returns comparable to larger companies; corporate returns are lower due to G&A burden)
  - Market's directive that operators must live within cashflow was nearly impossible to achieve for most small growth-oriented companies until prices rebounded in 2021
  - A&D market is challenged – bid/ask spreads prevent deals from transacting
  - Economies of scale cannot be achieved without full scale development programs which most small operators cannot afford or manage
  - High G&A burdens spread across smaller asset base impair corporate returns
  - Although improving throughout 2022 and 2023, high debt levels continue to plague the industry
  - **No IPO market, no follow-on market, banks are exiting the sector and hesitant to lend causing capital scarcity**
  - Many private equity portfolio companies are still reeling from past downturns while funds near end of life
    - Private equity fundraising has become more difficult
    - Private equity exits are needed

- **The optimal solution to all these problems is industry consolidation to achieve economies of scale in operations, development and G&A utilizing existing public vehicles (permanent capital) with low leverage**

- **PED is the perfect roll-up vehicle**
  - No debt, cash on balance sheet, good liquidity, highly successful raising money through PIPE market and public offerings
  - Fully compliant with NYSE American rules and regulations, financials and reserves fully audited (clean company)
  - Good long-lived "oily" asset base with lots of growth opportunity

Consolidation of Current Asset Base – D-J Basin Activity

D-J Basin Colorado and Wyoming Assets & Offset Operators



PEDEVCO Leasehold
Active Producing Wells
Weld, CO
FUNDARE
CIVITAS
BISON OIL & GAS IV
Chevron
VERDAD
CIVITAS
BISON OIL & GAS IV
Morgan, CO
CIVITAS
Laramie County, WY
NORTH SILO Resources LLC
Chevron
Colorado
OXY

Source: Enverus

Consolidation Highlights

- Consolidation in the D-J Basin began in 2021 and has continued through 2023 with Chevron, Civitas and Bison IV recently announcing several large transactions
- Collaboration is necessary on PED's Colorado acreage as several public and private equity-backed companies overlap our acreage with non-contiguous leasehold positions requiring force pooling to drill (45% WI required to force pool per regulations)
- PED is executing on joint development opportunities across its acreage block and looking to expand through AMI's and leasehold acquisitions
- PED acreage is in rural areas of industry-friendly Weld County Colorado and Laramie County Wyoming both of which realizes some of the highest IRRs in the country
- From 2021 through 2023, PED has continued to participate in non-operated projects with high-quality experienced operators capturing superior economics
- PED is planning its next operated drilling program in the D-J Basin to commence in 2024
- This strategy leaves the option open for PED to serve as consolidation or reverse merger vehicle in the future

Assets

D-J Basin Colorado Overview

Highlights

- ~14,200 Net acres (all HBP'd)
- Acreage in rural areas of Weld and Morgan Counties
- Operator in ten 1,280-acre DSUs
- 92 gross (26 net) wells
- 18 gross (16 net) operated wells
- 12.75 MMBOE proved reserves YE2023
- Field and Zones
  - Wattenberg Extension, Middle Wattenberg
  - Niobrara A, B & C and Codell
- Acreage located in area experiencing resurgent drilling activity due to strong production results from Gen 3 completion designs, lower service costs
- Go-forward strategy is to develop operated position and participate as a non-operated partner in all projects meeting PED internal hurdle rates

Acreage



Advancing JV development opportunities. Active 2024 & 2025 development
Wattenberg Extension
Middle Wattenberg
Exploring JV development opportunities

Chevron | BISON OIL & GAS IV | CIVITAS | VERDAD

Notable Offset Operators and WI Partners

D-J Basin Wyoming Overview

Highlights

- ~4,800 Net acres
- Acreage in rural areas of Laramie County Wyoming
- Potential for six operated 1,280-acre DSU's
- 0.55 MMBOE proved reserves YE2023
- Field and Zones
  - Silo Field
  - Codell (primary)
  - Niobrara (secondary)


Wyoming

Acreage


Laramie County, WY
18N 64W
18N 63W
17N 64W
16N 64W
NORTH SILO
Resources LLC
PEDEVCO Leasehold
Active Producing Wells

D-J Basin – Exceptional Offset Well Performance

Wells Completed since January 2021 along with Planned Development



8N 62W
8N 61W
8N 59W
7N 62W
7N 61W
7N 59W
PEDEVCO WI Units
DUCs Non-Op Development Q4 2023/Q1 2024
Expected Op Development 2024
Possible Op Development 2025
Operator 1
Operator 2
Operator 3
Operator 4

	Unit Name	Number of Wells	Prod Year	Max IP30 BOEPD *	Avg. Proppant (lb/ft)
1	GOLDENEYE FED	5	2021	1478	4158
2	SCHNEIDER 1414	6	2021	1289	2371
3	GREEN TEAL FED	5	2022	1154	3105
4	HUNT 8-60 - 8-17-20	10	2021	1143	2500
5	BIG MOUNTAIN VIPER 8-59	7	2021	1137	2488
6	HUNT FED 9-60 - 31-30	3	2021	1036	2517
7	PINTAIL FED	8	2021	1033	2820
8	BLUE TEAL FED	8	2021	978	2984
9	HALE 8-60	8	2021	940	2416
10	STAMPEDE FED 8-60	6	2021	871	2519
11	BASHOR FED	8	2022	801	2962
12	SONIC STAR	8	2022	799	2385
13	ROSS 8-60	8	2023	793	1644
14	HARLEQUIN	2	2021	790	2895
15	BOYDSTON	7	2023	757	2338
16	WIGEON FED	8	2022	746	2872
17	CASTOR 7-59	3	2022	669	1116
18	BARRACUDA 0904	6	2022	626	2859
19	ALLRED 8-59	7	2022	589	1757
20	HUNT 8-60 - 5-6	6	2023	396	1799

Cumulative Production* (BOE) vs. Months Online



350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
PEDEVCO Wattenberg Extension Type Curve
1 2 3 4 5 6 7 8 9 10 11 12

* Normalized to 10,000' lateral length

- **Future development plans near exceptional offset well performance**
  - 30-day IP ~600 - 1,000 BOEPD and cumulative production per well in excess of 200,000 BOE within first 12 months
  - Attributed to favorable geologic targeting and upsized completions (>2,000 lbs/ft)
  - PEDEVCO's high WI units expected to commence development in 2024

PEDEVCO

D-J Basin – Wattenberg Extension Permits & Future Development



WI average >80% in 2 DSU's
Ross Unit ~5% WI. Online Q1 2023
8N 62W
8N 61W
8N 60W
Eider Unit ~18% WI. Expected to be online Q1 2024
WI ranges from 25% to 70% in 5 DSU's
WI average ranges from 26% - 69% in 4 DSU's
7N 61W
7N 60W
7N 59W
Barracuda Unit ~36% WI. Online Q4 2022
Mottled South Unit ~5% WI. Expected to be online Q1 or early Q2 2024
PEDEVCO WI Units
Completed Non-Op Development Q4 2022/Q1 2023
DUCs Non-Op Development Q4 2023/Q1 2024
Expected Op Development 2024
Possible Op Development 2025
Operator 1
Operator 2
Operator 3
Operator 4

Acreage position supports 150+ well gross development, >130 locations currently permitted on adjacent acreage

PEDEVCO

Niobrara Type Curve & Economics

10,000' Type Well[1]	
2 Stream Peak Rate (Boepd)	820
Di (%)	74%
B-factor	1.15
Dm (%)	7%
2 Stream EUR (MBoe)	626

10,000' Well Net Economics[2]	
D&C ($M)	$6,100
LOE ($/Boe)	$5.50
ROR (%)	>100%
ROI (disc)	2.5
PV10 ($M)	$9,130



Oil (bbl/day)
Gas (Mcf/day)
Water (bbl/day)
0.1
1
10
100
1
10
100
1,000
10
100
1,000
10,000
2024
2026
2028
2030
2032

[1] Based on recent well performance offset PEDEVCO's D-J Basin acreage position
[2] Net working interest 100%., net revenue interest 82%.
NYMEX Price Deck (12/5/2023) – Oil (2024 - $72.4/bbl, 2025 - $69.52/bbl, 2026 - $66.58/bbl, 2027 - $64.44/bbl, 2028 - $62.84/bbl to end of well life), Gas (2024 - $2.90/MMBtu, 2025 - $3.75/MMBtu, 2026 - $3.95/MMBtu, 2027 - $3.87/MMBtu, 2028- $3.79/MMBtu to end of well life)

PEDEVCO

Permian Overview

Highlights

- ~22,400 Net Acres
  - Average acreage cost ~$440/acre
- Large, contiguous leasehold position
  - Chaveroo Oil Field
    - >49 MMBOE cumulative production
    - 100% WI / ~82% NRI
    - 100% HBP & ~40% deep rights
    - 10 San Andres Hz producers
    - 3 New Hz producers online Q1 2024
  - Chaveroo Northeast Field
    - 100% WI / ~77% NRI
    - 3 San Andres Hz producers
    - 1 Shut-in San Andres Hz producer
- Infrastructure In-Place
  - SWD, facilities, flowlines
  - Full-field electricity & lease roads
  - Gas sales points
  - Fresh water frac ponds
  - Field office & equipment yard

Acreage Leasehold Map


32E
33E
34E
6S
7S
Chaveroo NE
Chaveroo
ROOSEVELT COUNTY
CHAVES COUNTY

Fully-Vetted Development Plan With Significant Upside

San Andres Development


CHAVEROO FIELD
2024 Potential Development
2023 Wells
2019-2022 Hz San Andres Development
SWD
SWD
7S

Recent and Near-Term Development

- 10 wells drilled between 2019 - 2022
- 3 wells drilled and completed in Q4 2023 – expected first production January 2024
- Potential to drill up to 6 wells in 2024

San Andres Type Curve & Economics

5,000' Infill Type Well[1]	
2 Stream Peak Rate (Boepd)	397
Di (%)	37%
B-factor	1.3
Dm (%)	8%
2 Stream EUR (MBoe)	343

5,000' Well Net Economics[2]	
D&C ($M)	$3,100
LOE ($/Boe)	$7.50
ROR (%)	75%
ROI (disc)	2.3
PV10 ($M)	$4,072



100
10
1
0.1
1,000
100
10
1
100,000
10,000
1,000
100
2024
2026
2028
2030
2032

[1] Based on offset Chaveroo well performance.
[2] Net working interest 100%., net revenue interest 83%.
NYMEX Price Deck (12/5/2023) – Oil (2024 - $72.4/bbl, 2025 - $69.52/bbl, 2026 - $66.58/bbl, 2027 - $64.44/bbl, 2028 - $62.84/bbl to end of well life), Gas (2024 - $2.90/MMBtu, 2025 - $3.75/MMBtu, 2026 - $3.95/MMBtu, 2027 - $3.87/MMBtu, 2028- $3.79/MMBtu to end of well life)

PEDEVCO

San Andres' Advantaged Geology

World-Class Reservoir

- San Andres formation production represents ~40% of the 30 billion barrels (BBLs) of cumulative oil production in the Permian basin (through June 2015)[1]
  - >10 BBLs cumulative production from more than 120 reservoirs[1]
- Well-established, conventional carbonate reservoir composed of porous dolomite with multiple high permeability zones
- Thick anhydrites and tight evaporites provide an excellent top seal
- Developed vertically for decades with limited hydraulic fracs
- Reservoir heterogeneity and minimal structural unconformities make it a superb horizontal play



Wasson, Seminole, Goldsmith
Vacuum, Gbg-Jk Maljamaar
Yates, Hobbs
Milnesand
Chaveroo
Slaughter
Brahaney
Levelland
1
2
3
4
5
1b
Mabee, Mid. Fms
Howard-Glasscock, Holt, SA Deep
Anhydrite and anhydritic dolostone
Restricted marine peloidal wk-pk and peritidal
High-energy ramp-crest grainstones
Outer ramp fusulinid-dominated facies
Open marine limestones and dolostones, L7-8
Deeper-water mudstones (Cutoff)

(1) Source: Center for Energy and Economic Diversification University of Texas of the Permian Basin. September 30, 2015 Prepared for: United States Department of Energy and National Energy Technology Laboratory

San Andres' Advantaged Geology (Cont.)

Stratigraphic Column and Type Log

Northwest Shelf Stratigraphy

Period	Formation	
Permian	Rustler	
	Tansill	
	Yates	
	Seven Rivers	
	Queen	
	Grayburg	
	Upper San Andres	
		Anhydrite
	Lower San Andres	P1
		P2
		P3
		P4
		P5
	Glorietta	
	Yeso	
	Abo	
	Wolfcamp	
Pennsylvanian	Pennsylvanian	
Mississippian	Mississippian	
Devonian	Devonian	
Silurian	Fussleman	



4100'
4200'
4300'
4400'
NuTech

Differentiating Main Pay Zones and Transition Oil Zones

San Andres Oil Accumulation & Production History

- Oil was originally trapped in the San Andres by three types of pre-Tertiary traps: Structural, Stratigraphic, and Structurally enhanced Stratigraphic
- Legacy fields exist where oil accumulated in these traps to form thick oil columns (Main Pay Zones)
- Early completions stayed above the Oil-Water Contact and initially produced water-free oil
- Legacy San Andres fields lack sharp Oil-Water Contacts due to late-Tertiary, eastward tilting of the Northwest Shelf
- Transition Oil Zones (TOZs) & Residual Oil Zones (ROZs) were found to be very thick and became tertiary targets in the 1990s
- TOZs & ROZs not only lie beneath the legacy fields but also extend beyond the boundaries of legacy fields
- In 2009, operators began drilling horizontal wells into under-developed Main Pay Zones and wildcat horizontal wells into the Transition Oil Zones outside of the vertical economic limit of legacy fields



Extends Beyond Boundaries of Legacy Fields
Oil Trap
Transitional Oil Zone (TOZ)
Base of Oil Saturation
100%
Oil Saturation
0%
Oil-Water Contact
Legacy Oil Target
TOZ
Average Oil Saturation Profile
Water
Increasing Water Saturation



Oil Saturation %
100
0
Oil-Water Contact
MAIN PAY ZONE
Initial Target of Primary Development
PED Horizontal Target
Transition Zone
Uneconomic Vertical Wells & Dry-Holes
Offset Operators Horizontal Target
Residual Zone
Tertiary Recovery Target

PEDEVCO

Management Team

Executive Team with a Strong Oil & Gas Background



Dr. Simon Kukes, CEO & Director

Dr. Kukes is a global investor and executive with over 40 years' experience in the oil industry. He served as the principal of his personal investment company, SK Energy LLC, from April 2013 until its dissolution in December 2022. From January 2005 to April 2013, Dr. Kukes was an investor and CEO of Samara-Nafta, a joint venture with Hess Corporation, and from 2003 to 2004 he served as CEO and Chairman of Yukos Oil Company. From 1998 until it combined with British Petroleum in 2003 to create TNK-BP, Dr. Kukes served as Chief Executive of Tyumen Oil Company (TNK). From 1979 to 1986 he served as Technical Director and Vice President of Business Development for Phillips Petroleum and Amoco. Dr. Kukes served on the board of directors of global pharmaceutical company Amarin Corporation (Nasdaq: AMRN), and from 2000 to 2003 on the board of directors of Tulsa, Oklahoma-based Parker Wellbore (formerly NYSE-listed Parker Drilling Company).

Dr. Kukes who is a dual citizen of the United States and Israel, holds a Bachelor of Science in Chemical Engineering, a PhD in Physical Chemistry, and he attended Rice University in Houston, Texas, where he was a Postdoctoral Fellow. Dr. Kukes is the holder of more than 130 U.S. patents and has been recognized for many achievements over his lifetime, including being voted by the Wall Street Journal as one of the Top 10 Central European Executives in 1999, and named by The Financial Times and PricewaterhouseCoopers as one of the 64 most respected business leaders in the world in 2003.



J. Douglas Schick, President

Mr. Schick has over twenty-five years of experience in the oil and gas industry. Prior to joining the Company, Mr. Schick co-founded American Resources, Inc., a Houston, Texas-based privately-held oil & gas investment, development and operating company and served as Chief Executive Officer (from August 2017 to the present) and as Chief Financial Officer and Vice President of Business Development (from August 2013 to August 2017). From 2011 to 2013 Mr. Schick consulted several private oil & gas companies on capital raising, M&A and finance through his personal Energy Consulting, Advisory and Merchant Banking business J. Douglas Enterprises. He was Vice President of Finance for Highland Oil and Gas, a private equity-backed E&P company headquartered in Houston, Texas (2011). He served as Manager of Planning and then Director of Planning at Houston, Texas-based Mariner Energy, Inc. (from December 2006 until its merger with Apache Corp. in December 2010), and in various roles of increasing responsibility in finance, planning, M&A, treasury and accounting at The Houston Exploration Company, ConocoPhillips and Shell Oil Company (from 1998 to 2006).

Mr. Schick holds a BBA in Finance from New Mexico State University and an MBA with a specialization in Finance from Tulane University.

Technical Team – Operations, Development and Land team all have significant multi-basin drilling, completions and operations experience as well as significant experience developing and managing conventional and unconventional assets throughout their careers.

Administrative & Accounting – Our Administrative and Accounting team have over 100 years of combined oil and gas industry experience.